Provident Financial Holdings, Inc.

Second Quarter of Fiscal 2012

December 31, 2011

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements." These statements relate to the Company's financial condition, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially include, but are not limited to the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market areas; secondary market conditions for loans and our ability to sell loans in the secondary market; results of examinations of the Company by the Board of Governors of the Federal Reserve System and our bank subsidiary by the Office of the Comptroller of the Currency or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our reserve for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules; our ability to attract and retain deposits; further increases in premiums for deposit insurance; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; our ability to pay dividends on our common stock; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2011.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$9.32
52-Week Range:	$6.90 - $9.47
Shares Outstanding:	11,175,761 shares
Market Capitalization:	$104.2 million
P/E (ttm):	12.59x
EPS (ttm):	$0.74
Annual Dividend & Yield:	$0.12 (1.29%)
As of December 31, 2011	

Franchise Overview


Pleasanton, Northern California
Roseville, Northern California
San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Orange
Riverside
San Diego
Imperial

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- **Expanding customer base and market**
- **Strong mortgage operations, 2 wholesale and 10 retail mortgage offices**
- **Largest independent community bank headquartered in Riverside County, California (14 full-service offices)**
- **Seventh largest deposit market share in the Riverside-San Bernardino RMA; second largest of community banks**

Provident Bank

Full-Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley - Heacock St.
- Moreno Valley - Iris Plaza
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- City of Industry
- Escondido
- Glendora
- Hermosa Beach
- Rancho Cucamonga
- Riverside, Canyon Crest Dr.
- Riverside, Indiana Avenue
- Riverside, Market Street
- Riverside, Riverside Avenue
- Roseville

Financial Performance

Highlights

- Non-Performing Assets decline by 38%
- Net Charge-Offs decline by 9%
- Core Deposits (Transaction Accounts) increase by 6%
- Net Interest Margin increases by 23 basis points (sequential quarter)

Net Interest Income



(In Millions)
$12.0
$11.0
$10.0
$9.0
$8.0
$7.0
$6.0
$9.8
$9.7
$9.2
$9.1
$8.8
$9.5
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)

Non-Interest Income



(In Millions)
12
10
8
6
4
2
0
$0.9
$0.8
$2.0
$1.6
$1.2
$1.4
$9.4
$9.3
$6.7
$5.7
$7.3
$5.9
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)
Gain on Sale of Loans
Other Fees

Operating Expenses



(In Millions)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$11.2
$11.3
$11.0
$11.8
$12.3
$12.5
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Financial Performance

Pre-Provision, Pre-Tax Earnings


(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$8.9
$8.5
$6.8
$4.5
$5.0
$4.3
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)

Pre-Tax Income – Operating Segments


(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$4.6
$4.1
$0.7
$0.5
$1.8
$1.2
$3.5
$3.3
$3.4
$3.2
$2.3
$2.0
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)
Community Banking
Mortgage Banking

Quarterly Net Income


(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$4.5
$4.3
$2.3
$2.1
$2.3
$1.9
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)

Diluted Earnings Per Share


$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.40
$0.37
$0.20
$0.18
$0.20
$0.16
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)

Financial Ratios

Net Interest Margin



3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
2.95%
2.96%
2.85%
2.83%
2.79%
3.02%
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)

Efficiency Ratio



80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
55.64%
57.27%
61.74%
72.36%
70.93%
74.17%
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)

Return on Average Assets



1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.29%
1.24%
0.69%
0.63%
0.71%
0.57%
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)

Return on Average Equity



15.00%
12.50%
10.00%
7.50%
5.00%
2.50%
0.00%
13.93%
12.62%
6.79%
5.99%
6.51%
5.16%
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)

Community Banking

Highlights

- Core Deposits (Transaction Accounts) increase by 6%
- Average Deposit Costs decrease by 20 basis points
- Borrowings decrease due to maturities
- Average Borrowing Costs decrease by 34 basis points
- Loan Originations and Purchases increase

Loan to Investment Mix



(In Millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$33
$31
$27
$26
$25
$24
$968
$932
$913
$882
$860
$845
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



(In Millions)
$448
$557
$432
$535
$429
$516
$413
$497
$403
$483
$402
$468
44%
45%
45%
45%
45%
46%
Preferred Loans
Single-Family Loans
% of Preferred Loans to LHFI

Provident Bank Loan Originations and Purchases



(In Millions)
$25
$20
$15
$10
$5
$0
$1
$0
$8
$3
$16
$19
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)

Community Banking

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 12/31/11	Interest Rate	Balance as of 12/31/10	Interest Rate
Single-family	$ 465,606	3.89%	$ 531,686	4.51%
Multi-family	298,285	5.84%	320,279	6.13%
Commercial real estate	99,718	6.84%	105,720	6.86%
Construction	-	0.00%	400	5.25%
Other	1,528	5.69%	1,531	5.69%
Commercial business	4,332	7.43%	5,723	7.12%
Consumer	604	8.02%	792	7.71%
Total loans held for investment	$ 870,073	4.92%	$ 966,131	5.32%
Deferred loan costs	2,304		2,993	
Allowance for loan losses	(26,901)		(36,925)	
Total loans held for investment,	$ 845,476		$ 932,199	

Loan Composition as of 12/31/11



Commercial business 0%
Other 0%
Consumer 0%
Commercial real estate 11%
Multi-family 34%
Single-family 55%
Single-family
Multi-family
Commercial real estate
Other
Commercial business
Consumer

Community Banking

Deposits and Borrowings



(In Millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$295
$272
$232
$207
$187
$177
$473
$460
$477
$474
$473
$458
$459
$467
$470
$472
$489
$496
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)
Transaction Accounts
CDs
Borrowings

Deposit Composition

Category	At 12/31/2011	Rate	At 12/31/2010	Rate
Checking accounts - non interest-bearing	$ 51,785	- %	$ 45,475	- %
Checking accounts - interest-bearing	198,683	0.26%	185,086	0.37%
Savings accounts	214,846	0.35%	203,940	0.50%
Money market accounts	30,275	0.57%	32,182	0.66%
Time deposits	458,267	1.51%	459,897	1.68%
Total deposits	$ 953,856	0.88%	$ 926,580	1.04%
Brokered deposits included above	$ 12,151	3.11%	$ 19,612	2.78%

Deposit Composition at 12/31/2011



5%
21%
23%
3%
48%
Checking accounts - non interest-bearing
Checking accounts - interest-bearing
Savings accounts
Money market accounts
Time deposits

Borrowing Maturity Schedule

Category	At 12/31/2011	Rate	At 12/31/2010	Rate
Overnight	$ -	0.00%	$ -	-
Three months or less	30,000	4.01%	60,000	3.87%
Over three to six months	30,000	3.70%	25,000	5.00%
Over six to twelve months	-	0.00%	30,000	3.84%
Over one to two years	75,000	3.80%	60,000	3.86%
Over two to three years	10,000	2.93%	75,000	3.80%
Over three to four years	-	0.00%	10,000	2.93%
Over four to five years	-	0.00%	-	0.00%
Over five years	31,573	3.71%	11,623	4.27%
Total borrowings	$ 176,573	3.75%	$ 271,623	3.93%

Asset Quality

Highlights

- Non-Performing Assets decline by 38%
- Delinquent Loans decline by 68%
- Net Charge-Offs decline by 9%

NPA, NPA to Total Assets and ALLL to LHI Ratios



Provision for Loan Losses


(In Thousands)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$877
$1,048
$2,693
$847
$972
$1,132
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)

Non-Performing Asset Composition


20%
0%
2%
3%
6%
69%
Single-family
Multi-family
Commercial real estate
Other
Commercial business
Real estate owned

Asset Quality

Allowance for Loan Losses (ALLL)



$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
(In Thousands)
	09/10	12/10	03/11	06/11	09/11	12/11
GVA	$24,167	$21,237	$17,499	$16,366	$15,932	$15,467
SVA	$14,919	$15,688	$16,979	$14,116	$12,772	$11,424
TOTAL ALLL	$39,086	$36,925	$34,478	$30,482	$28,704	$26,891

ALLL Allocation as of 12/31/11



0%
1%
2%
7%
10%
80%
Single-family
Multi-family
Commercial real estate
Other
Commercial business
Consumer

Delinquent and Non-Performing Loans

	At December 31, 2011				At December 31, 2010			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
(Dollars In Thousands)	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-family	9	$3,055	89	$36,853	19	$9,217	139	$ 56,052
Multi-family	-	-	3	2,886	-	-	4	5,702
Commercial real estate	-	-	3	1,528	-	-	6	2,836
Construction	-	-	-	-	-	-	1	400
Other	-	-	1	1,292	-	-	1	239
Commercial business loans	-	-	4	336	2	259	4	494
Consumer Loans	4	11	-	-	6	21	-	-
Total	13	$3,066	100	$42,895	27	$9,497	155	$ 65,723

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Geographic Location

Category	Inland Empire Balance	Inland Empire Percentage	Southern California (1) Balance	Southern California (1) Percentage	Other California Balance	Other California Percentage	Other States Balance	Other States Percentage	Total Balance	Total Percentage
Single-Family	$142,197	31%	$252,575	54%	$66,655	14%	$4,179	1%	$465,606	100%
Multi-Family	33,659	11%	210,322	71%	50,760	17%	3,544	1%	298,285	100%
Commercial Real Estate	47,457	48%	48,819	49%	1,855	2%	1,587	1%	99,718	100%
Other loans	1,528	100%	-	0%	-	0%	-	0%	1,528	100%
Total	$224,841	26%	$511,716	59%	$119,270	14%	$9,310	1%	$865,137	100%

(1) Other than Inland Empire.

Geographic Location



1%
14%
26%
59%
Inland Empire
Southern California (1)
Other California
Other States

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2003 & Prior	2004	2005	2006	2007	2008	2009	2010	2011	TOTAL
Loan Balance (In Thousands)	$31,452	$65,925	$143,711	$117,045	$69,654	$30,853	$1,564	$1,042	$1,771	$463,017
Weighted Avg. LTV (1)	60%	72%	70%	70%	72%	76%	57%	77%	67%	70%
Weighted Avg. Age (in Years)	10.79	7.30	6.43	5.47	4.49	3.75	2.62	1.49	0.52	6.09
Weighted Avg. FICO (2)	717	723	731	741	732	742	750	738	727	733
Number of Loans	209	204	379	264	136	58	6	4	6	1,266
Geographic Breakdown (%)										
Inland Empire	37%	28%	30%	29%	29%	31%	100%	78%	42%	30%
Southern California (Other than Inland Empire)	58%	66%	63%	51%	39%	37%	0%	22%	41%	55%
Other California	4%	5%	7%	18%	31%	32%	0%	0%	17%	14%
Other States	1%	1%	0%	2%	1%	0%	0%	0%	0%	1%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2003 & Prior	2004	2005	2006	2007	2008	2009	2010	2011	TOTAL
Loan Balance (In Thousands)	$13,634	$35,321	$45,940	$76,917	$76,472	$11,821	-	$962	$37,218	$298,285
Weighted Avg. LTV (1)	44%	48%	52%	55%	58%	49%	-	69%	61%	54%
Weighted Avg. Debt Coverage Ratio (2)	1.64x	1.49x	1.27x	1.27x	1.25x	1.37x	-	1.33x	1.43x	1.33x
Weighted Avg. Age (in Years)	9.36	7.53	6.51	5.52	4.48	3.70	-	1.68	0.30	5.08
Weighted Avg. FICO (2)	723	705	705	705	704	767	-	715	732	716
Number of Loans	35	50	74	86	98	17	-	4	37	401
Geographic Breakdown (%)										
Inland Empire	19%	20%	8%	9%	3%	13%	-	0%	25%	11%
Southern California (Other than Inland Empire)	74%	75%	64%	58%	85%	85%	-	33%	64%	71%
Other California	7%	3%	27%	29%	12%	2%	-	67%	11%	17%
Other States	0%	2%	1%	4%	0%	0%	-	0%	0%	1%
	100%	100%	100%	100%	100%	100%	-	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2003 & Prior	2004	2005	2006	2007	2008	2009	2010	2011	TOTAL (3)(4)
Loan Balance (In Thousands)	$16,643	$8,385	$14,839	$18,647	$19,158	$6,124	$11,071	$390	$4,461	$99,718
Weighted Avg. LTV (1)	42%	50%	47%	57%	53%	37%	58%	60%	41%	50%
Weighted Avg. Debt Coverage Ratio (2)	1.60x	2.41x	2.07x	2.41x	2.32x	1.74x	1.22x	1.26x	1.93x	2.01x
Weighted Avg. Age (in Years)	9.83	7.47	6.45	5.42	4.50	3.69	2.50	1.60	0.24	5.63
Weighted Avg. FICO (2)	730	708	696	720	716	756	722	705	706	717
Number of Loans	32	16	20	20	20	10	5	2	5	130
Geographic Breakdown (%)										
Inland Empire	64%	28%	64%	20%	41%	7%	86%	53%	78%	48%
Southern California (Other than Inland Empire)	36%	72%	36%	80%	50%	93%	0%	47%	22%	49%
Other California	0%	0%	0%	0%	9%	0%	0%	0%	0%	2%
Other States	0%	0%	0%	0%	0%	0%	14%	0%	0%	1%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Comprised of the following: $26.3 million in Retail; $24.2 million in Office; $9.4 million in Mixed Use; $9.1 million in Medical/Dental Office; $7.9 million in Light Industrial/Manufacturing; $4.8 million in Warehouse; $4.1 in Mini-Storage; $3.5 million in Restaurant/Fast Food; $2.9 million in Research and Development; $2.1 million in Mobile Home Parks; $2.0 million in Schools; $1.9 million in Hotel and Motel; $1.0 million in Automotive – Non Gasoline; and $320,000 in Other.

(4) Consisting of $67.1 million or 67.3% in investment properties and $32.6 million or 32.7% in owner occupied properties.

Mortgage Banking

Highlights

- Loans Originated for Sale increase by 11% (sequential quarter)
- Locked Pipeline fueled by historically low mortgage rates
- Loan Sale Margin at the low end of the range
- Stable Recourse Reserve with small Recourse Provision

PBM Loan Originations



(In Millions)
$800
$600
$400
$200
$0
$0
$649
$0
$621
$0
$424
$1
$450
$0
$568
$1
$629
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)
Saleable
Portfolio

PBM Locked Pipeline



(1) Net of management's estimate of commitments to extend credit which may not fund.

PBM Loan Purchase vs. Refinance



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Refinance (%)
Purchase (%)

	09/10	12/10	03/11	06/11	09/11	12/11
Refinance	58%	61%	46%	32%	47%	57%
Purchase	42%	39%	54%	68%	53%	43%

(Quarter Ended)

Mortgage Banking

Gain on Sale of Loans


(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$9,447
$9,332
$6,680
$5,735
$7,276
$5,897
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)

Loan Sale Margin


2.00%
1.50%
1.00%
0.50%
0.00%
1.42%
1.50%
1.72%
1.75%
1.42%
1.16%
1.36%
1.46%
1.12%
1.29%
1.14%
1.15%
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision/Recovery

Recourse Provision (Recovery)


(In Thousands)
$1,500
$1,000
$500
$0
-$500
-$1,000
-$1,500
$536
$173
($1,237)
$402
$1,101
$672
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)

Recourse Reserve


(In Thousands)
$8,000
$6,000
$4,000
$2,000
$0
$6,498
$5,295
$4,058
$4,215
$5,220
$5,301
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Highlights

- Steady increase in Stockholders' Equity
- Strong Capital Ratios
- Stock Price remains below Tangible Book Value

Stockholders' Equity



(In Millions)
$150
$140
$130
$120
$110
$100
$132
$137
$140
$142
$144
$143
09/10
12/10
03/11
06/11
09/11
12/11
(Quarter Ended)

Bank Capital Ratios



20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%

	09/10	12/10	03/11	06/11	09/11	12/11
Core Capital Ratio	9.25%	9.80%	10.16%	10.53%	10.34%	10.68%
Tier 1 Risk-Based Capital Ratio	12.69%	13.97%	14.82%	16.30%	15.65%	16.96%
Total Risk-Based Capital Ratio	13.96%	15.23%	16.07%	17.56%	16.91%	18.21%

(Quarter Ended)

Value Proposition

Stock Price to Tangible Book Value Multiple



2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x

	Mar 2010	Jun 2010	Sep 2010	Dec 2010	Mar 2011	Jun 2011	Sep 2011	Dec 2011
Price/TBV	0.32x	0.43x	0.50x	0.60x	0.68x	0.65x	0.70x	0.73x